UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

Organon & Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40235	46-4838035
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30 Hudson Street, Floor 33, Jersey City, NJ		07302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (551) 430-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OGN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2023, Organon & Co. (the “Company”), as Lead Borrower, Organon Foreign Debt Co-Issuer B.V., as Co-Borrower, and certain subsidiaries of the Company as Loan Parties (the foregoing being collectively referred to herein as “Organon”) entered into Amendment No. 1 (“Amendment No. 1”) to the Senior Secured Credit Agreement, dated as of June 2, 2021, by and among Organon and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (the “Credit Agreement” and as amended by Amendment No. 1, the “Amended Agreement”). Capitalized terms used but not defined in this report have the meanings given to them in the Amended Agreement.

Amendment No. 1 (i) replaces LIBOR-based rates with Adjusted Term SOFR-based rates and (ii) updates certain other provisions of the Credit Agreement to reflect the transition from LIBOR to the Adjusted Term SOFR. Except as amended by the Amendment No. 1, the remaining terms of the Credit Agreement remain in full force and effect.

The foregoing description of the Amended Agreement does not purport to be complete and is qualified in all respects by reference to the full text of the Amendment No. 1 and the Credit Agreement (included as Attachment I to Amendment No. 1), a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to Senior Secured Credit Agreement, dated as of June 30, 2023, to the Credit Agreement by and among Organon & Co., Organon Foreign Debt Co-Issuer B.V., JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent, and the L/C Issuers and Lenders party thereto.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Organon & Co.

By:	/s/ Kirke Weaver
	Name:	Kirke Weaver
	Title:	General Counsel and Corporate Secretary

Dated: July 7, 2023